UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 4, 2019

ENTERGY TEXAS, INC.
(Exact name of registrant as specified in its charter)

Texas	1-34360	61-1435798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10055 Grogans Mill Road, The Woodlands, Texas		77380
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(409) 981-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Mortgage Bonds, 5.625% Series due June 2064	EZT	New York Stock Exchange

5.375% Series A Preferred Stock, Cumulative, No Par Value (Liquidation Value $25 Per Share)	ETI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported on Form 8-A, Entergy Texas, Inc. (the “Company”) filed a Statement of Resolution (the “Resolution”) with the Secretary of State of the State of Texas that established the designations, privileges, preferences, rights and restrictions of its 5.375% Series A Preferred Stock, Cumulative, No Par Value (Liquidation Value $25 Per Share) (the “Series A Preferred Stock”). The Resolution became effective on September 4, 2019. A copy of the Resolution was filed as an exhibit to the Form 8-A, and is incorporated herein by reference.

Item 8.01 Other Events.

On September 3, 2019, the Company entered into an Underwriting Agreement for the sale of 1,400,000 shares of the Series A Preferred Stock. The sale of the Series A Preferred Stock closed on September 10, 2019. The Series A Preferred Stock was offered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-233403-02), which became effective upon filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
1.12	Underwriting Agreement, dated September 3, 2019, by and between the Company and the Underwriter named therein.
3.1	Statement of Resolution Establishing the Series A Preferred Stock (incorporated by reference to Exhibit 3.3 to the Form 8-A filed on September 4, 2019 in 1-34360).
4.11	Statement of Resolution Establishing the Series A Preferred Stock (included as Exhibit 3.1).
5.11	Opinion of Duggins Wren Mann & Romero, LLP with respect to the Series A Preferred Stock.
23.12	Consent of Duggins Wren Mann & Romero, LLP with respect to its Opinion relating to the Series A Preferred Stock (included in Exhibit 5.11).
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Texas, Inc.
(Registrant)
Date: September 10, 2019
/s/ Steven C. McNeal
(Signature) Steven C. McNeal Vice President and Treasurer